Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                           (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to 240.14a-11(c) or
    240.14a-12

                 Countrywide Tax-Free Trust
------------------------------------------------------------
      (Name of Registrant as Specified in Its Charter)

------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   1)  Title of each class of securities to which transaction applies:

       ---------------------------------------------------
   2)  Aggregate number of securities to which transaction applies:

       ---------------------------------------------------
   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       ---------------------------------------------------
   4)  Proposed maximum aggregate value of transaction:

       ---------------------------------------------------
   5)  Total fee paid:

       ---------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

        --------------------------------------------

     2) Form, Schedule or Registration Statement No.:

       ---------------------------------------------

     3) Filing Party:

        --------------------------------------------

     4) Date Filed:

       --------------------------------------------

                           COUNTRYWIDE TAX-FREE TRUST
                          312 WALNUT STREET, 21ST FLOOR
                             CINCINNATI, OHIO 45202

                                                March __, 2000

Dear Shareholder:

     You are cordially invited to attend a Special Meeting of Shareholders of Countrywide Tax-Free Trust to be held on Wednesday, April 19, 2000 at 10:00 a.m. Eastern time, at the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202.

     As you may recall, on October 29, 1999 all of the stock of Countrywide Investments, the Trust's investment adviser, was purchased by Fort Washington Investment Advisors. Fort Washington Investment Advisors is part of The Western-Southern Enterprise, a dynamic group of financial services companies owned by The Western and Southern Life Insurance Company. Fort Washington Investment Advisors is a registered investment advisor and the sub-advisor to several funds in the Touchstone mutual fund complex. Another member of The Western-Southern Enterprise is Touchstone Advisors, a registered investment advisor and the investment advisor to all funds in the Touchstone mutual fund complex.

     The Board of Trustees of Countrywide Tax-Free Trust has approved a series of transactions designed to consolidate the Touchstone and Countrywide mutual fund complexes. These transactions include appointing Touchstone Advisors to serve as the investment advisor to each Fund in the Trust and appointing Fort Washington Investment Advisors to serve as the sub-advisor for each Fund. The appointment of a new investment advisor and a sub-advisor will not result in an increase in advisory fees, nor will it result in a change in the personnel currently responsible for the day-to-day management of the Funds. The Board has also approved a change in the independent public accountants for the Trust.

     The Investment Company Act requires that shareholders approve the proposed advisory and sub-advisory agreements. The Investment Company Act also requires that shareholders approve the proposed change in independent public accountants. Accordingly, you are being asked to vote on these 3 matters.

     The Board of Trustees has given full and careful consideration to each of these matters and has concluded that the proposals are in the best interests of each Fund and its shareholders. The Board of Trustees therefore recommends that you vote "FOR" the matters discussed in this proxy statement.

                                                          Continued on next page

     YOUR VOTE IS IMPORTANT. TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE VOTE BY SIGNING AND DATING THE ENCLOSED PROXY AND RETURNING IT PROMPTLY IN THE ACCOMPANYING ENVELOPE, WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. YOU CAN ALSO VOTE BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                                        Very truly yours,


                                        Robert H. Leshner
                                        President

                           COUNTRYWIDE TAX-FREE TRUST

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 19, 2000


     NOTICE IS HEREBY GIVEN that a special meeting of shareholders of Countrywide Tax-Free Trust (the "Trust"), will be held at the Trust's office at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202, on Wednesday, April 19, 2000 at 10:00 a.m., Eastern time, to consider and vote on the following matters:

     1. Approval of a new investment advisory agreement for each Fund of the Trust with Touchstone Advisors, Inc. to become effective on May 1, 2000. NO FEE INCREASE IS PROPOSED.

     2. Approval of a new sub-advisory agreement for each Fund of the Trust with Fort Washington Investment Advisors, Inc. to become effective on May 1, 2000. THE FUNDS DO NOT PAY ANY FEES UNDER THIS AGREEMENT.

     3. Approval of the termination of the employment of the Trust's current independent public accountants and the selection of Ernst & Young LLP as the Trust's independent public accountants for the fiscal year ending June 30, 2000.

     4. To transact any other business, not currently contemplated, that may properly come before the meeting in the discretion of the proxies or their substitutes.

     Shareholders of record at the close of business on February 28, 2000 are entitled to notice of and to vote at this meeting or any adjournment thereof.

                                        By order of the Board of Trustees,


                                        Tina D. Hosking
                                        Secretary

March ____, 2000

                             YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE VOTE BY SIGNING AND DATING THE ENCLOSED PROXY AND RETURNING IT IN THE ACCOMPANYING ENVELOPE, WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. YOU CAN ALSO VOTE BY PHONE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                           COUNTRYWIDE TAX-FREE TRUST
                          312 WALNUT STREET, 21ST FLOOR
                             CINCINNATI, OHIO 45202

                         SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 19, 2000

                               -------------------

                                 PROXY STATEMENT

                               -------------------

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Countrywide Tax-Free Trust (the "Trust") for use at the special meeting of shareholders to be held at 10:00 a.m. on April 19, 2000, and at any adjournment(s) thereof. This proxy statement and form of proxy were first mailed to shareholders on or about _________, 2000.

      The Board of Trustees of the Trust has approved a series of transactions designed to consolidate the Touchstone and Countrywide mutual fund complexes. These transactions include appointing Touchstone Advisors, Inc. to serve as the investment advisor to each Fund in the Trust and appointing Fort Washington
Investment Advisors, Inc. to serve as the sub-advisor for each Fund. The appointment of a new investment advisor and a sub-advisor will not result in an increase in advisory fees, nor will it result in a change in the personnel currently responsible for the day-to-day management of the Funds. The Board has also approved a change in the independent public accountants for the Trust. Therefore, you are being asked to consider the following proposals:

     1. Approval of a new investment advisory agreement for each Fund of the Trust with Touchstone Advisors, Inc. to become effective May 1, 2000.

     2. Approval of a new sub-advisory agreement for each Fund of the Trust with Fort Washington Investment Advisors, Inc. to become effective May 1, 2000.

     3. Approval of the termination of the employment of the Trust's current independent public accountants and the selection of Ernst & Young LLP as the Trust's independent public accountants for the fiscal year ending June 30, 2000.

     A copy of the Trust's annual report for the fiscal year ended June 30, 1999, including financial statements and schedules, is available at no charge by making a written request directed to Ms. Tina D. Hosking, Secretary, Countrywide Tax-Free Trust, 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202-4094, or by calling the Trust nationwide toll-free at 800-543-0407 or in Cincinnati at
(513) 629-2050.

                                   PROPOSAL 1
               NEW ADVISORY AGREEMENT WITH TOUCHSTONE ADVISORS

BACKGROUND
----------

     Countrywide Investments, Inc. currently serves as the investment advisor to each series of the Trust. Countrywide Investments is a wholly-owned subsidiary of Countrywide Financial Services, Inc., which is a wholly-owned subsidiary of Fort Washington Investment Advisors.

     Touchstone Advisors currently serves as the investment advisor to each series of Touchstone Series Trust and to each series of Touchstone Variable Series Trust. Touchstone Advisors is a indirect wholly-owned subsidiary of Western-Southern Life Assurance Company, which is a wholly-owned subsidiary of The Western and Southern Life Insurance Company.

     Fort Washington Investment Advisors currently serves as sub-advisor to 4 series of Touchstone Investment Trust and 4 series of Touchstone Variable Series Trust. Fort Washington Investment Advisors is a wholly-owned subsidiary of The Western and Southern Life Insurance Company.

     As part of a consolidation of the Touchstone and Countrywide mutual fund complexes, management of Countrywide Investments, Touchstone Advisors and Fort Washington Investment Advisors has proposed a reorganization plan. Under the reorganization plan, Touchstone Advisors will serve as the investment advisor for each Fund in the Countrywide complex and Fort Washington Investment Advisors will serve as the sub-advisor for each Fund in the Countrywide complex, except for 2 series of Countrywide Strategic Trust, which already have a sub-advisor. Countrywide Investments will no longer serve as the investment advisor to any Fund in the Countrywide complex, but the employees of Countrywide Investments who currently provide investment advisory services to the Funds will continue to do so in their capacity as employees of Fort Washington Investment Advisors.

THE PRESENT ADVISORY AGREEMENTS
-------------------------------

     Countrywide Investments, 312 Walnut Street, Cincinnati, Ohio 45202 currently provides investment advisory services to the Trust. It has entered into a separate management agreement with each series of the Trust (the "Present Advisory Agreements"), including:

     Tax-Free Intermediate Term Fund
     Ohio Insured Tax-Free Fund
     Ohio Tax-Free Money Fund
     Tax-Free Money Fund
     California Tax-Free Money Fund
     Florida Tax-Free Money Fund

     The Present Advisory Agreements are substantially identical to each other in all respects. The Present Advisory Agreements require Countrywide Investments to furnish an investment program for each Fund and to determine which securities to purchase and sell and what portion of a Fund's assets to keep uninvested.

     The Present Advisory Agreements were last approved by the Board of Trustees, including a majority of the Trustees who are not interested persons, as defined in the Investment Company Act of 1940 as amended, of the Trust (the "Independent Trustees") on September 8, 1999. Each of the Present Advisory Agreements was last approved by shareholders of the applicable Fund on October 27, 1999 and became effective on October 29, 1999. The Present Advisory Agreements were submitted to shareholders of the Funds in 1999 in connection with the acquisition of Countrywide Investments by Fort Washington Investment Advisors.

     During the fiscal year ended June 30, 1999, the Funds paid to Countrywide Investments advisory fees (net of voluntary fee waivers) as shown in the table below. There is no assurance that any fee waivers will continue in the future.


     Tax-Free Intermediate Term Fund          $271,849

     Ohio Insured Tax-Free Fund               $353,019

     Ohio Tax-Free Money Fund               $1,545,660

     Tax-Free Money Fund                      $125,683

     California Tax-Free Money Fund           $278,310

     Florida Tax-Free Money Fund              $161,366

THE NEW ADVISORY AGREEMENT
--------------------------

     Under the reorganization plan, the Trust, on behalf of each Fund, will enter into a new investment advisory agreement with Touchstone Advisors (the "New Advisory Agreement"). The New Advisory Agreement appoints Touchstone Advisors to manage the investment and reinvestment of the assets of each Fund, subject to the control and direction of the Trust's Board of Trustees. The New Advisory Agreement authorizes Touchstone Advisors to employ, at its own expense, one or more sub-advisors for any Fund. Touchstone Advisors, on behalf of each Fund, intends to enter into sub-advisory agreements with Fort Washington Investment Advisors (the "New Sub-Advisory Agreements").

     Touchstone Advisors will receive from each Fund a fee at an annual rate of 0.50% of the average daily net assets of the Fund up to $100 million, 0.45% of such assets from $100 million to $200 million, 0.40% of such assets from $200 million to $300 million, and 0.375% of such assets in excess of $300 million. These are the same fees that Countrywide Investments currently receives from each Fund under the Present Advisory Agreements.

     The New Advisory Agreement differs materially from the Present Advisory Agreements in the following ways:

     o The New Advisory Agreement authorizes Touchstone Advisors to employ, at its expense, one or more sub-advisors for any Fund. Each sub-advisor will make all determinations with respect to the investment of assets and will place orders for the execution of portfolio transactions. The Present Advisory Agreements do not contain similar provisions.

     o The New Advisory Agreement provides that Touchstone Advisors will pay the salaries and fees of all Trustees, officers and employees of the Trust who are affiliates of Touchstone Advisors, while the Present Advisory Agreements provide that Countrywide Investments will pay the salaries and fees of any persons rendering services to the Funds who are officers, directors, stockholders or employees of Countrywide
          Investments.   The  Present  Advisory  Agreements also  provide  that
          Countrywide Investments will pay all advertising and promotion expenses related to the sale and distribution of the Funds' shares which are not assumed by the Funds under their plans of distribution.

     o The New Advisory Agreement contains a clause that relieves Touchstone Advisors from liability for delays or errors beyond its control, such as acts of God, war or failure of communication or power supply. The Present Advisory Agreements do not contain a similar provision.

     o The initial term of the New Advisory Agreement is one year from the date of its execution and from year to year thereafter, provided its continuance is properly approved. The initial term of the Present Advisory Agreements is two years from the date of their execution and from year to year thereafter, provided their continuance is properly approved.

     o The New Advisory Agreement may be amended at any time, subject to approval by the Board of Trustees or shareholders, if required. The Present Advisory Agreements may not be amended unless approved by shareholders and the Board of Trustees.

     o The Present Advisory Agreements direct Countrywide Investments to seek best qualitative execution when selecting brokers and dealers to execute purchase and sale transactions on behalf of the Funds and authorizes Countrywide Investments to pay brokers who also provide research services a higher commission than another broker would charge if Countrywide Investments determines that the amount of commission is reasonable in relation to the value of the brokerage and research services provided. The Present Advisory Agreements also authorize Countrywide Investments to give consideration to sales of shares of the Funds as a factor in the selection of brokers and dealers. The New Advisory Agreement does not contain similar provisions; however substantially similar provisions are contained in the New Sub-Advisory Agreements, except the New Sub-Advisory Agreements do not specifically give Touchstone Advisors the authority to give consideration to sales of shares of the Funds as a factor in the selection of brokers and dealers.

     If the New Advisory Agreement is approved by shareholders of a Fund and a New Sub-Advisory Agreement is approved by shareholders of that Fund, the New Advisory Agreement will become effective on May 1, 2000. The New Advisory Agreement will continue in effect for an initial period of one year and from year to year thereafter, provided that its continuance is specifically approved
(1) by the Board of Trustees or (2) by a vote of a majority (as defined in the Investment Company Act) of the outstanding shares of a Fund. In either event the continuance of the New Advisory Agreement must also be approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on the continuance.

     The New Advisory Agreement may be terminated at any time upon 60 days' written notice, without payment of any penalty (1) by the Board of Trustees, (2) by a vote of the majority of the outstanding voting securities of the affected Fund or (3) by Touchstone Advisors. The New Advisory Agreement will automatically terminate in the event of its assignment.

     The New Advisory Agreement provides that Touchstone Advisors will not be liable for any act or omission suffered by a Fund, absent willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties of Touchstone Advisors.

     The form of the New Advisory Agreement for the Funds is attached as Exhibit
A. You should read the agreement. The description in this Proxy Statement of the New Advisory Agreement is only a summary.

     If the New Advisory Agreement is not approved by shareholders of a Fund, Countrywide Investments will continue to serve as the investment adviser of that Fund pursuant to the terms of the applicable Present Advisory Agreement. If the New Advisory Agreement is approved by shareholders of a Fund but the New Sub-Advisory Agreement is not approved by shareholders of that Fund, Countrywide Investments will continue to serve as the investment adviser of that Fund pursuant to the terms of the applicable Present Advisory Agreement.

INFORMATION CONCERNING TOUCHSTONE ADVISORS
------------------------------------------

     Touchstone Advisors, located at 311 Pike Street, Cincinnati, Ohio 45202, is a wholly-owned subsidiary of IFS Financial Services, Inc. IFS Financial
Services, also located at 311 Pike Street, Cincinnati, Ohio 45202, is a wholly-owned subsidiary of Western-Southern Life Assurance Company, which is a wholly-owned subsidiary of The Western and Southern Life Insurance Company. Western-Southern Life Assurance Company and The Western and Southern Life Insurance Company are both located at 400 Broadway, Cincinnati, Ohio 45202.

     The table below gives the name, address and principal occupation of each current director and principal executive officer of Touchstone Advisors. Jill T. McGruder is also a Trustee of the Trust.

NAME AND ADDRESS          POSITION WITH           PRINCIPAL OCCUPATION
                          TOUCHSTONE
--------------------------------------------------------------------------------
Jill Tripp McGruder       President, Chief        President, Chief Executive
311 Pike Street           Executive Officer and   Officer and Director of IFS
Cincinnati, OH  45202     Director                Financial Services, Inc. and
                                                  Touchstone Securities, Inc.
                                                  Director of Countrywide
                                                  Investments
                                                  Senior Vice President of The
                                                  Western and Southern Life
                                                  Insurance Company

Teresa Ann Siegel         Vice President and      Chief Financial Officer of
311 Pike Street           Chief Financial         IFS Financial Services, Inc.
Cincinnati, OH  45202     Officer

Patricia Jean Wilson      Chief Compliance        Chief Compliance Officer of
311 Pike Street           Officer                 Touchstone Securities, Inc.
Cincinnati, OH  45202                             Director of Compliance of IFS
                                                  Financial Services, Inc.

Donald Joseph Wuebbling   Director                Director of Touchstone
400 Broadway                                      Securities, Inc.
Cincinnati, OH  45202                             Vice President and General
                                                  Counsel of The Western and
                                                  Southern Life Insurance
                                                  Company

James Norman Clark        Director                Director of Touchstone
311 Pike Street                                   Securities, Inc.
Cincinnati, OH  45202                             Executive Vice President and
                                                  Director of The Western and
                                                  Southern Life Insurance
                                                  Company

William Francis Ledwin    Director                President and Director of
420 East Fourth Street                            Fort Washington Investment
Cincinnati, OH  45202                             Advisors
                                                  Director of Countrywide
                                                  Investments
                                                  Vice President and Chief
                                                  Investment Officer of
                                                  Columbus Life Insurance
                                                  Company
                                                  Senior Vice President and
                                                  Chief Investment Officer of
                                                  The Western and Southern Life
                                                  Insurance Company

     Touchstone Advisors serves as investment adviser to the Touchstone funds listed in Exhibit C, each of which is a series of a registered investment company. Exhibit C also includes information about the net assets, advisory fee and sub-advisory fee of each Touchstone fund.

                                   PROPOSAL 2
                           NEW SUB-ADVISORY AGREEMENTS
                    WITH FORT WASHINGTON INVESTMENT ADVISORS

THE NEW SUB-ADVISORY AGREEMENTS
-------------------------------

     The New Advisory Agreement provides that Touchstone Advisors may employ one or more sub-advisors for any Fund. If the New Advisory Agreement is approved by shareholders, Touchstone Advisors will appoint Fort Washington Investment Advisors to serve as the sub-advisor for each Fund. Fort Washington Investment Advisors was founded in 1990 and provides investment advisory services to institutional and high net worth individual clients as well as to investment companies.

     Under the terms of each New Sub-Advisory Agreement, Fort Washington Investment Advisors will manage the investment and reinvestment of the assets of the Funds and will place orders for the execution of all portfolio transactions of the Funds, subject to the control and direction of the Board of Trustees and Touchstone Advisors. Fort Washington Investment Advisors will receive a fee equal to a percentage of each Fund's average daily net assets as follows:

      Tax-Free Intermediate Term Fund        .20% of average net assets
      Ohio Insured Tax-Free Fund             .20% of average net assets
      Ohio Tax-Free Money Fund               .15% of average net assets
      Tax-Free Money Fund                    .15% of average net assets
      California Tax-Free Money Fund         .15% of average net assets
      Florida Tax-Free Money Fund            .15% of average net assets

Touchstone Advisors, not the Funds, will pay for the services provided by Fort Washington Investment Advisors. Fort Washington Investment Advisors will pay its expenses of providing services to the Funds except for those expenses which are undertaken by Touchstone Advisors or the Trust.

     If the New Advisory Agreement is approved by shareholders of a Fund and a New Sub-Advisory Agreement is approved by shareholders of that Fund, the New Sub-Advisory Agreement for that Fund will become effective on May 1, 2000. Each New Sub-Advisory Agreement provides that it will continue in effect for one year and from year to year thereafter, provided that its continuance is specifically approved (1) by the Board of Trustees or (2) a vote of a majority (as defined in the Investment Company Act) of the outstanding shares of a Fund. In either event, continuance of the New Sub-Advisory Agreement must also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on the continuance.

     Each New Sub-Advisory Agreement may be terminated at any time upon 60 days' written notice, without payment of any penalty (1) by Touchstone Advisors, (2) by the Board of Trustees or by a vote of the majority of the outstanding voting securities of the affected Fund or (3) by Fort Washington Investment Advisors. Each New Sub-Advisory Agreement automatically terminates in the event of its assignment.

     The New Sub-Advisory Agreements provide that Fort Washington Investment Advisors will not be liable to Touchstone Advisors or the Trust for any act or omission in connection with the services that Fort Washington Investment Advisors provides to a Fund, absent willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties of Fort Washington Investment Advisors.

     The form of the New Sub-Advisory Agreement for the Funds is attached as Exhibit B. You should read the agreement. The description in this Proxy Statement of the New Sub-Advisory Agreements is only a summary.

     If a New Sub-Advisory Agreement is not approved by shareholders of a Fund, Countrywide Investments will continue to serve as the investment adviser of the Fund pursuant to the terms of the applicable Present Advisory Agreement and the Fund will not have a sub-advisor. If a New Sub-Advisory Agreement is approved by shareholders of a Fund but the New Advisory Agreement is not approved by the shareholders of that Fund, Countrywide Investments will continue to serve as the investment advisor of that Fund pursuant to the terms of the applicable Present Advisory Agreement.

INFORMATION CONCERNING FORT WASHINGTON INVESTMENT ADVISORS
----------------------------------------------------------

     Fort Washington Investment Advisors, located at 420 East Fourth Street, Cincinnati, Ohio 45202, is a wholly-owned subsidiary of The Western and Southern Life Insurance Company, located at 400 Broadway, Cincinnati, Ohio 45202.

     The table below gives the name, address and principal occupation of each current director and principal executive officer of Fort Washington Investment Advisors.


NAME AND ADDRESS          POSITION WITH           PRINCIPAL OCCUPATION
                          FORT WASHINGTON
--------------------------------------------------------------------------------

William J. Williams       Chairman and Director   Chairman of the Board of The
400 Broadway                                      Western and Southern Life
Cincinnati, OH  45202                             Insurance Company

William Francis Ledwin    President and Director  President and Director of
420 East Fourth Street                            Touchstone Advisors
Cincinnati, OH  45202                             Director of Countrywide
                                                  Investments
                                                  Vice President and Chief
                                                  Investment Officer of
                                                  Columbus Life Insurance
                                                  Company
                                                  Senior Vice President and
                                                  Chief Investment Officer of
                                                  The Western and Southern Life
                                                  Insurance Company

James J. Vance            Vice President and      Vice President and Treasurer
400 Broadway              Treasurer               of The Western and Southern
Cincinnati, OH  45202                             Life Insurance Company

     Fort Washington Investment Advisors serves as sub-adviser to certain Touchstone funds as indicated in Exhibit C, each of which is a series of a registered investment company. Exhibit C includes information about the net assets, advisory fee and sub-advisory fee of each Touchstone fund for which Fort Washington Investment Advisors serves as the sub-advisor.

                                PROPOSALS 1 AND 2
                       EVALUATION BY THE BOARD OF TRUSTEES

     On February 15, 2000, the Board of Trustees, including all of the Independent Trustees, by a vote cast in person, unanimously approved the New Advisory Agreement and the New Sub-Advisory Agreements, subject to the required shareholder approval described in this Proxy Statement.

      In determining to recommend approval of the New Advisory Agreement and the New Sub-Advisory Agreements to shareholders of the Trust, the Independent Trustees separately and the entire Board of Trustees considered the following information:

     o information about the operations of Touchstone Advisors and Fort Washington Investment Advisors, including information regarding the performance of the Touchstone funds managed by Touchstone Advisors and Fort Washington Investment Advisors

     o information about the background and experience of the investment advisory personnel of Fort Washington Investment Advisors and the nature and quality of services expected to be rendered to the Trust by Touchstone Advisors and Fort Washington Investment Advisors.

     The Board of Trustees further considered that the fees to be paid by the Funds under the New Advisory Agreement will be the same as those under the Present Advisory Agreements, and that the terms of the New Advisory Agreement are similar to the terms of the Present Advisory Agreements.

     In making its determination, the Board considered management's representations that the employees of Countrywide Investments who are currently responsible for the daily management of the Funds will continue to manage the Funds in their capacity as employees of Fort Washington Investment Advisors, thereby providing continuity of management to shareholders of the Funds.

     The Board also considered that the Funds may benefit from an additional layer of professional management expertise through the employment of both an investment advisor and a sub-adviser, at no extra cost to the Funds. The Trustees determined that the retention of Touchstone Advisors and Fort Washington Investment Advisors to provide advisory and sub-advisory services to the Funds will not materially affect the level or quality of investment advisory services currently provided to the Funds.

     THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS APPROVE THE NEW ADVISORY AGREEMENT AND THE NEW SUB-ADVISORY AGREEMENTS.

                                   PROPOSAL 3
                        CHANGE IN INDEPENDENT ACCOUNTANTS

     On February 15, 2000, the Board of Trustees, including a majority of the Independent Trustees, voted to recommend a change in the Trust's independent public accountants for the fiscal year ending June 30, 2000. Due to the timing of this recommended change, specific provisions of the Investment Company Act of 1940 will apply. These provisions require that the shareholders first terminate the employment of Arthur Andersen LLP as the Trust's independent public accountants and then select Ernst & Young LLP to serve as independent public accountants.

     The change in independent accountants was recommended by Trust's Audit Committee. In reaching its decision, the Audit Committee considered (1) the reputation and experience of Ernst & Young, (2) the fees proposed to be charged by Ernst & Young, (3) the scope and quality of services expected to be provided to the Trust by Ernst & Young and (4) the ongoing relationship between Ernst & Young and The Western-Southern Enterprise. The employment of Ernst & Young will be conditioned upon the right of the Trust, by a vote of a majority of its outstanding shares, to terminate the employment without any penalties.

     Arthur Andersen has acted as the Trust's independent public accountants from 1981 until its most recently completed fiscal year. During the Trust's two most recent fiscal years or any subsequent period before Arthur Andersen's termination, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which would have caused Arthur Andersen to make a reference to the subject matter or the disagreements in connection with its reports.

     If this proposal is not approved by the shareholders, the employment of Arthur Andersen as the Trust's independent public accountant for the fiscal year ending June 30, 2000 will continue subject to the right of the shareholders to terminate its employment.

     Representatives of Ernst & Young and Arthur Andersen are not expected to be present at the meeting although they will have an opportunity to make a statement, if they desire to do so. If representatives of Ernst & Young or Arthur Andersen are present, they will be available to respond to appropriate questions from shareholders.

     THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS APPROVE THE CHANGE IN THE TRUST'S INDEPENDENT PUBLIC ACCOUNTANTS.

                                    THE PROXY

     The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on each proposal to be considered at the meeting. A proxy for voting your shares at the meeting is enclosed. Your proxy, if properly executed, duly returned and not revoked or if properly voted by phone, will be voted according to the instructions on the proxy.

     A properly executed proxy that has no voting instructions with respect to a proposal will be voted for that proposal. In addition, proxies will be voted in the discretion of the proxy holders, in accordance with the recommendations of the Board of Trustees, if any, on any matter to come before the meeting that the Trust did not have notice of a reasonable time before the mailing of this Proxy Statement.

     You may revoke your proxy at any time before it is exercised by (1) filing a written notification of revocation with the Secretary of the Trust, (2) submitting a proxy bearing a later date, or (3) attending and voting at the meeting.

     For your convenience, you can vote your proxy (1) by dating, signing and mailing back the enclosed proxy, or (2) by calling and voting by telephone. Your proxy contains specific instructions on how to vote by telephone.

                              COST OF SOLICITATION

     The Trust has retained Management Information Services Corp. ("MIS") to solicit proxies for the special meeting. MIS is responsible for printing proxy cards, mailing proxy material to shareholders, soliciting brokers, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services.

     The anticipated cost of these services is approximately $______, and will be paid by Touchstone Advisors. Touchstone Advisors will also pay the printing and postage costs of the solicitation. Touchstone Advisors will reimburse MIS, brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by these persons.

     In addition to solicitation through the mails, proxies may be solicited by officers, employees and agents of the Trust without cost to the Funds. This solicitation may be by telephone, facsimile or otherwise.

                  OUTSTANDING SHARES AND VOTING REQUIREMENTS

RECORD DATE
-----------

     The Board of Trustees has fixed the close of business on February 28, 2000 as the record date for determining the shareholders entitled to notice of and to vote at the special meeting of shareholders or any adjournment thereof. The Trust is composed of 6 separate funds, the Tax-Free Intermediate Term Fund, the Ohio Insured Tax-Free Fund, the Tax-Free Money Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Florida Tax-Free Money Fund (individually a "Fund" and collectively, the "Funds"), each of which is represented by a separate series of the Trust's shares. The Ohio Tax-Free Money Fund and the Florida Tax-Free Money Fund each offer two classes of shares, Class A (Retail) and Class B (Institutional) shares. The Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund each offer two classes of shares, Class A and C shares.

     As of the record date there were ____________shares of beneficial interest, no par value, of the Trust outstanding, comprised of shares of each Fund as follows:


     Name of Fund                         Number of Shares Outstanding
     ---------------------------------------------------------------------------

     Tax-Free Intermediate Term Fund

     Ohio Insured Tax-Free Fund

     Tax-Free Money Fund

     Ohio Tax-Free Money Fund

     California Tax-Free Money Fund

     Florida Tax-Free Money Fund

     All full shares of the Trust are entitled to one vote, with proportionate voting for fractional shares.

QUORUM AND VOTING
-----------------

     PROPOSALS 1 AND 2. Each Fund will vote separately on Proposal 1 and on Proposal 2. If a quorum (more than 50% of the outstanding shares of a Fund) is represented at the meeting, the vote of a majority of the outstanding shares of the Fund is required for approval of the New Advisory Agreement with Touchstone Advisors and the New Sub-Advisory Agreement with Fort Washington Investment Advisors. The vote of a majority of the outstanding shares means the vote of the lesser of (1) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares.

     PROPOSAL 3. The Funds will vote together on Proposal 3. The vote of a simple majority of the shares voted is required for the termination of the Trust's current independent public accountants and the selection of Ernst & Young as the Trust's independent public accountants.

     If the meeting is called to order but a quorum is not represented at the meeting, the persons named as proxies may vote the proxies that have been received to adjourn the meeting to a later date. If a quorum is present at the meeting but sufficient votes to approve the proposals described in this Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit additional solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. The proxy holders will vote those proxies received that voted in favor of the proposal in favor of such an adjournment and will vote those proxies received that voted against the proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement before any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     Abstentions and "broker non-votes" are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Trust, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Accordingly, "broker non-votes" and abstentions on Proposal 1 or Proposal 2 effectively will be a vote against the applicable proposal.

     The Trustees of the Trust intend to vote all of their shares in favor of the proposals described in this Proxy Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
-----------------------------------------------

     On February 28, 2000 the following persons owned 5% or more of the outstanding shares of the Trust or a Fund.


                    NAME AND ADDRESS OF     AMOUNT OWNED OF   PERCENTAGE OF
NAME OF FUND        RECORD OWNER            RECORD            OUTSTANDING SHARES
--------------------------------------------------------------------------------

Tax-Free
Intermediate Term
Fund

Ohio Insured
Tax-Free Fund

Tax-Free Money Fund

Ohio Tax-Free Money
Fund

California Tax-Free
Money Fund

Florida Tax-Free
Money Fund

     [OWNERSHIP OF TRUSTEES AND OFFICERS]

     No other person owned of record and, according to information available to the Trust, no other person owned beneficially, 5% of more of the outstanding shares of the Trust (or any Fund) on the record date.

INFORMATION CONCERNING THE TRUST'S OTHER SERVICE PROVIDERS

TRANSFER, ACCOUNTING AND ADMINISTRATIVE AGENT
---------------------------------------------

     Countrywide Fund Services, Inc. provides transfer agency, shareholder servicing and accounting and pricing services to the Funds. The address of Countrywide Fund Services is 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. Countrywide Fund Services is an affiliate of Countrywide Investments, Touchstone Advisors and Fort Washington Investment Advisors.

      During the fiscal year ended June 30, 1999, it received fees from the Funds for its services as transfer and shareholder servicing agent and accounting and pricing services agent as follows:

                                     As Transfer and         As Accounting and
                                  Shareholder Servicing      Pricing Services
                                          Agent                    Agent
--------------------------------------------------------------------------------

Tax-Free Money Fund                      $30,433                  $30,000

Ohio Insured Tax-Free Fund               $44,698                  $48,000

California Tax-Free Money Fund           $27,309                  $35,500

Florida Tax-Free Money Fund              $24,000                  $46,000

Tax-Free Intermediate Term Fund          $65,044                  $48,000

Ohio Tax-Fee Money Fund                  $85,637                  $72,872

     Countrywide  Fund  Services also  provides  administrative  services to the
Funds. In this capacity, Countrywide Fund Services supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. Countrywide Investments (not the Funds) pays Countrywide Fund Services a fee of $37,500 per month for these services, which is allocated among the Trust, Countrywide Strategic Trust and Countrywide Investment Trust based upon the level of assets.

     Countrywide Fund Services will continue to provide transfer agent, shareholder servicing, accounting and pricing and administrative services to the Trust at the same rates as are currently in effect after the consolidation of the Touchstone and Countrywide mutual fund complexes. If the New Advisory Agreement and New Sub-Advisory Agreements are approved, Touchstone Advisors (not the Funds) will pay Countrywide Fund Services for these services.

PRINCIPAL UNDERWRITER
---------------------

     Countrywide Investments, 312 Walnut Street 21st Floor, Cincinnati, Ohio 45202, currently serves as the Trust's principal underwriter. During the fiscal year ended June 30, 1999, the Trust paid Countrywide Investments $6,907 in underwriting commissions.

     After the consolidation of the Touchstone and Countrywide mutual fund complexes, Touchstone Securities, Inc., 311 Pike Street, Cincinnati, Ohio 45202, will serve as the Trust's principal underwriter. Touchstone Securities is an indirect wholly-owned subsidiary of The Western and Southern Life Insurance Company.

                              SHAREHOLDER PROPOSALS

     The Trust has not received any shareholder proposals to be considered for presentation at the meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may under certain conditions be included in the Trust's proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust's proxy material must be received by the Trust a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy material because there are other requirements in the proxy rules relating to such inclusion. You should be aware that the Trust generally does not hold annual meetings of shareholders.

                                 OTHER BUSINESS

     The proxy holders have no present intention of bringing any matter before the meeting other than those specifically referred to in the Proxy Statement or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Trustees are aware of any matters that may be presented by others. If any other business properly comes before the meeting, the proxy holders intend to vote on the other business in accordance with their best judgment.

                                        By Order of the Board of Trustees,



                                        Tina D. Hosking, Secretary

Date: ______, 2000

Please complete, date and sign the enclosed proxy and return it promptly in the enclosed reply envelope or vote by phone by following the instructions on the enclosed proxy.

                                    EXHIBIT A

                      FORM OF INVESTMENT ADVISORY AGREEMENT

                            COUNTRYWIDE TAX-FREE TRUST

     INVESTMENT ADVISORY AGREEMENT, dated as of ______________, by and between TOUCHSTONE ADVISORS, INC., an Ohio corporation (the "Advisor"), and COUNTRYWIDE TAX-FREE TRUST, a Massachusetts business trust created pursuant to a Declaration of Trust dated April 13, 1981, as amended from time to time (the "Trust").

     WHEREAS, the Trust is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act"); and

     WHEREAS, shares of beneficial interest in the Trust are divided into separate series (each, along with any series which may in the future be established, a "Fund"); and

     WHEREAS, the Trust desires to avail itself of the services, information, advice, assistance and facilities of an investment advisor and to have an investment advisor perform for it various investment advisory and research services and other management services; and

     WHEREAS, the Advisor is an investment advisor registered under the Investment Advisers Act of 1940, as amended, and desires to provide investment advisory services to the Trust;

     NOW THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

     1. EMPLOYMENT OF THE ADVISOR. The Trust hereby employs the Advisor to manage the investment and reinvestment of the assets of each Fund subject to the control and direction of the Trust's Board of Trustees, for the period on the terms hereinafter set forth. The Advisor hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Advisor shall for all purposes herein be deemed to be independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

     2. OBLIGATIONS OF AND SERVICES TO BE PROVIDED BY THE ADVISOR. In providing the services and assuming the obligations set forth herein, the Advisor may, at its expense, employ one or more sub-advisors for any Fund. Any agreement between the Advisor and a sub-advisor shall be subject to the renewal, termination and amendment provisions of paragraph 10 hereof. The Advisor undertakes to provide the following services and to assume the following obligations:

     a) The Advisor will manage the investment and reinvestment of the assets of each Fund, subject to and in accordance with the respective investment objectives and policies of each Fund and any directions which the Trust's Board of Trustees may issue from time to time. In pursuance of the foregoing, the Advisor may engage separate investment advisors ("Sub-Advisor(s)") to make all determinations with respect to the investment of the assets of each Fund, to effect the purchase and sale of portfolio securities and to take such steps as may be necessary to implement the same. Such determination and services by each Sub-Advisor shall also include determining the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the portfolio securities shall be exercised. The Advisor shall, and shall cause each Sub-Advisor to, render regular reports to the Trust's Board of Trustees concerning the Trust's and each Fund's investment activities.

     b) The Advisor shall, or shall cause the respective Sub-Advisor(s) to place orders for the execution of all portfolio transactions, in the name of the respective Fund and in accordance with the policies with respect thereto set forth in the Trust's registration statements under the 1940 Act and the Securities Act of 1933, as such registration statements may be amended from time to time. In connection with the placement of orders for the execution of portfolio transactions, the Advisor shall create and maintain (or cause the Sub-Advisors to create and maintain) all necessary brokerage records for each Fund, which records shall comply with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Trust and shall be available for inspection and use by the Securities and Exchange Commission (the "SEC"), the Trust or any person retained by the Trust. Where applicable, such records shall be maintained by the Advisor (or Sub-Advisor) for the periods and in the places required by Rule 31a-2 under the 1940 Act.

     c) In the event of any reorganization or other change in the Advisor, its investment principals, supervisors or members of its investment (or comparable) committee, the Advisor shall give the Trust's Board of Trustees written notice of such reorganization or change within a reasonable time (but not later than 30 days) after such reorganization or change.

     d) The Advisor shall bear its expenses of providing services to the Trust pursuant to this Agreement except such expenses as are undertaken by the Trust. In addition, the Advisor shall pay the salaries and fees, if any, of all Trustees, officers and employees of the Trust who are affiliated persons, as defined in Section 2(a)(3) of the 1940 Act, of the Advisor.

     e) The Advisor will manage, or will cause the Sub-Advisors to manage, the Fund assets and the investment and reinvestment of such assets so as to comply with the provisions of the 1940 Act and with Subchapter M of the Internal Revenue Code of 1986, as amended.

     3. EXPENSES. The Trust shall pay the expenses of its operation, including but not limited to (i) charges and expenses for Trust accounting, pricing and appraisal services and related overhead, (ii) the charges and expenses of the Trust's auditors; (iii) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the
Trust with respect to the Funds; (iv) brokers' commissions, and issue and transfer taxes, chargeable to the Trust in connection with securities transactions to which the Trust is a party; (v) insurance premiums, interest charges, dues and fees for Trust membership in trade associations and all taxes and fees payable by the Trust to federal, state or other governmental agencies;
(vi) fees and expenses involved in registering and maintaining registrations of the Trust and/or shares of the Trust with the SEC, state or blue sky securities agencies and foreign countries, including the preparation of Prospectuses and Statements of Additional Information for filing with the SEC; (vii) all expenses of meetings of Trustees and of shareholders of the Trust and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Trust; (ix) compensation of Trustees of the Trust; and (x) interest on borrowed money, if any.

     4.   COMPENSATION OF THE ADVISOR.

     a) As compensation for the services rendered and obligations assumed hereunder by the Advisor, the Trust shall pay to the Advisor monthly a fee that is equal on an annual basis to that percentage of the average daily net assets of each Fund set forth on Schedule 1 attached hereto (and with respect to any future Fund, such percentage as the Trust and the Advisor may agree to from time to time). Such fee shall be computed and accrued daily. If the Advisor serves as investment advisor for less than the whole of any period specified in this
          Section 4a, the compensation to the Advisor shall be prorated. For purposes of calculating the Advisor's fee, the daily value of each Fund's net assets shall be computed by the same method as the Trust uses to compute the net asset value of that Fund.

     b) The Advisor will pay all fees owing to each Sub-Advisor, and the Trust shall not be obligated to the Sub-Advisors in any manner with respect to the compensation of such Sub-Advisors.

     c)   The Advisor reserves the right to waive all or a part of its fee.

     5. ACTIVITIES OF THE ADVISOR. The services of the Advisor to the Trust hereunder are not to be deemed exclusive, and the Advisor shall be free to render similar services to others. It is understood that the Trustees and officers of the Trust are or may become interested in the Advisor as stockholders, officers or otherwise, and that stockholders and officers of the Advisor are or may become similarly interested in the Trust, and that the Advisor may become interested in the Trust as a shareholder or otherwise.

     6. USE OF NAMES. The Trust will not use the name of the Advisor in any prospectus, sales literature or other material relating to the Trust in any manner not approved prior thereto by the Advisor; except that the Trust may use such name in any document which merely refers in accurate terms to its appointment hereunder or in any situation which is required by the SEC or a state securities commission; and provided further, that in no event shall such approval be unreasonably withheld. The Advisor will not use the name of the Trust in any material relating to the Advisor in any manner not approved prior thereto by the Trust; except that the Advisor may use such name in any document which merely refers in accurate terms to the appointment of the Advisor hereunder or in any situation which is required by the SEC or a state securities commission. In all other cases, the parties may use such names to the extent that the use is approved by the party named, it being agreed that in no event shall such approval be unreasonably withheld.

     The Trustees of the Trust acknowledge that the Advisor has reserved for itself the rights to the name "__________ Tax-Free Trust" (or any similar names) and that use by the Trust of such name shall continue only with the continuing consent of the Advisor, which consent may be withdrawn at any time, effective immediately, upon written notice thereof to the Trust.

     7.   LIMITATION OF LIABILITY OF THE ADVISOR.

     a) Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Advisor, the Advisor shall not be subject to liability to the Trust or to any shareholder in any Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. As used in this Section 7, the term "Advisor" shall include Touchstone Advisors, Inc. and/or any of its affiliates and the directors, officers and employees of Touchstone Advisors, Inc. and/or any of its affiliates.

     b) The Trust will indemnify the Advisor against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from acts or omissions of the Trust. Indemnification shall be made only after:
          (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Trust was liable for the damages claimed or (ii) in the absence of such a decision, a reasonable determination based upon a review of the facts, that the Trust was liable for the damages claimed, which determination shall be made by either (a) the vote of a majority of a quorum of Trustees of the Trust who are neither "interested persons" of the Trust nor parties to the proceeding ("disinterested non-party Trustees") or (b) an independent legal counsel satisfactory to the parties hereto, whose determination shall be set forth in a written opinion. The Advisor shall be entitled to advances from the Trust for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent that would be permissible under the applicable provisions of the General Corporation Law of Ohio. The Advisor shall provide to the Trust a written affirmation of its good faith belief that the standard of conduct necessary for indemnification under such law has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (i) the Advisor shall provide security in form and amount acceptable to the Trust for its undertaking; (ii) the Trust is insured against losses arising by reason of the advance; or (iii) a majority of a quorum of the Trustees of the Trust, the members of which majority are disinterested non-party Trustees, or independent legal counsel in a written opinion, shall have determined, based on a review of facts readily available to the Trust at the time the advance is proposed to be made, that there is reason to believe that the Advisor will ultimately be found to be entitled to indemnification.

     8. LIMITATION OF TRUST'S LIABILITY. The Advisor acknowledges that it has received notice of and accepts the limitations upon the Trust's liability set forth in its Declaration of Trust. The Advisor agrees that the Trust's obligations hereunder in any case shall be limited to the Trust and to its assets and that the Advisor shall not seek satisfaction of any such obligation from the holders of the shares of any Fund nor from any Trustee, officer, employee or agent of the Trust.

     9. FORCE MAJEURE. The Advisor shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Advisor shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

     10.  RENEWAL, TERMINATION AND AMENDMENT.

     a) This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, for a period of one year from the date hereof and it shall continue indefinitely thereafter as to each Fund, provided that such continuance is specifically approved by the parties hereto and, in addition, at least annually by (i) the vote of holders of a majority of the outstanding voting securities of the affected Fund or by vote of a majority of the Trust's Board of Trustees and
          (ii) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of the Advisor, cast in person at a meeting called for the purpose of voting on such approval.

     b) This Agreement may be terminated at any time, with respect to any Fund(s), without payment of any penalty, by the Trust's Board of Trustees or by a vote of the majority of the outstanding voting securities of the affected Fund(s) upon 60 days' prior written notice to the Advisor and by the Advisor upon 60 days' prior written notice to the Trust.

     c) This Agreement may be amended at any time by the parties hereto, subject to approval by the Trust's Board of Trustees and, if required by applicable SEC rules and regulations, a vote of the majority of the outstanding voting securities of any Fund affected by such change. This Agreement shall terminate automatically in the event of its assignment.

     d) The terms "assignment," "interested persons" and "majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act.

     11. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     12. MISCELLANEOUS. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Ohio. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written. Pursuant to the Trust's Declaration of Trust, dated as of April 13, 1981, the obligations of this Agreement are not binding upon any of the Trustees or shareholders of the Trust individually, but bind only the Trust estate.


                                        COUNTRYWIDE TAX-FREE TRUST

                                        By: __________________________


                                        TOUCHSTONE ADVISORS, INC.

                                        By: __________________________

                                                                      SCHEDULE 1

Tax-Free Money Fund

Tax-Free Intermediate Term Fund

Ohio Insured Tax-Free Fund

Ohio Tax-Free Money Fund

California Tax-Free Money Fund

Florida Tax-Free Money Fund

Each Fund pays the Advisor a fee equal to the annual rate of 0.50% on the first $100 million of average daily net assets; 0.45% of the next $100 million of average daily net assets; 0.40% of the next $100 million of average daily net assets and .375% of such assets in excess of $300 million.

                                    EXHIBIT B

                         FORM OF SUB-ADVISORY AGREEMENT

                           COUNTRYWIDE TAX-FREE TRUST



     This SUB-ADVISORY AGREEMENT is made as of ______________, by and between TOUCHSTONE ADVISORS, INC., an Ohio corporation (the "Advisor"), and FORT WASHINGTON INVESTMENT ADVISORS, INC., an Ohio corporation (the "Sub-Advisor").

     WHEREAS, the Advisor is an investment advisor registered under the Investment Advisers Act of 1940, as amended, and has been retained by Countrywide Tax-Free Trust (the "Trust"), a Massachusetts business trust organized pursuant to a Declaration of Trust dated April 13, 1981 and registered as an open-end diversified management investment company under the Investment Company Act of 1940 (the "1940 Act"), to provide investment advisory services to the ___________ Fund (the "Fund"); and

     WHEREAS, the Sub-Advisor also is an investment advisor registered under the Investment Advisers Act of 1940, as amended; and

     WHEREAS, the Advisor desires to retain the Sub-Advisor to furnish it with portfolio management services in connection with the Advisor's investment advisory activities on behalf of the Fund, and the Sub-Advisor is willing to furnish such services to the Advisor and the Fund;

     NOW THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

     1. EMPLOYMENT OF THE SUB-ADVISOR. In accordance with and subject to the Investment Advisory Agreement between the Trust and the Advisor, attached hereto as Exhibit A (the "Advisory Agreement"), the Advisor hereby appoints the Sub-Advisor to manage the investment and reinvestment of those assets of the Fund allocated to it by the Advisor (the "Fund Assets"), subject to the control and direction of the Advisor and the Trust's Board of Trustees, for the period and on the terms hereinafter set forth. The Sub-Advisor hereby accepts such employment and agrees during such period to render the services and to perform the duties called for by this Agreement for the compensation herein provided. The Sub-Advisor shall at all times maintain its registration as an investment advisor under the Investment Advisers Act of 1940 and shall otherwise comply in all material respects with all applicable laws and regulations, both state and federal. The Sub-Advisor shall for all purposes herein be deemed an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust or the Fund.

     2. DUTIES OF THE SUB-ADVISOR. The Sub-Advisor will provide the following services and undertake the following duties:

          a. The Sub-Advisor will manage the investment and reinvestment of the assets of the Fund, subject to and in accordance with the investment objectives, policies and restrictions of the Fund and any directions which the Advisor or the Trust's Board of Trustees may give from time to time with respect to the Fund. In furtherance of the foregoing, the Sub-Advisor will make all determinations with respect to the investment of the assets of the Fund and the purchase and sale of portfolio securities and shall take such steps as may be necessary or advisable to implement the same. The Sub-Advisor also will determine the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the portfolio securities will be exercised. The Sub-Advisor will render regular reports to the Trust's Board of Trustees and to the Advisor (or such other advisor or advisors as the Advisor shall engage to assist it in the evaluation of the performance and activities of the Sub-Advisor). Such reports shall be made in such form and manner and with respect to such matters regarding the Fund and the Sub-Advisor as the Trust or the Advisor shall from time to time request.

          b. The Sub-Advisor shall provide support to the Advisor with respect to the marketing of the Fund, including but not limited to: (i) permission to use the Sub-Advisor's name as provided in Section 5, (ii) permission to use the past performance and investment history of the Sub-Advisor as the same is applicable to the Fund, (iii) access to the individual(s) responsible for day-to-day management of the Fund for marketing conferences, teleconferences and other activities involving the promotion of the Fund, subject to the reasonable request of the Advisor, (iv) permission to use biographical and historical data of the Sub-Advisor and individual manager(s), and (v) permission to use the names of clients to which the Sub-Advisor provides investment management services, subject to any restrictions imposed by clients on the use of such names.

          c. The Sub-Advisor will, in the name of the Fund, place orders for the execution of all portfolio transactions in accordance with the policies with respect thereto set forth in the Trust's registration statements under the 1940 Act and the Securities Act of 1933, as such registration statements may be in effect from time to time. In connection with the placement of orders for the execution of portfolio transactions, the Sub-Advisor will create and maintain all necessary brokerage records of the Fund in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Trust and shall be available for inspection and use by the Securities and Exchange Commission (the "SEC"), the Trust or any person retained by the Trust. Where applicable, such records shall be maintained by the Advisor for the periods and in the places required by Rule 31a-2 under the 1940 Act. When placing orders with brokers and dealers, the Sub-Advisor's primary objective shall be to obtain the most favorable price and execution available for the Fund, and in placing such orders the Sub-Advisor may consider a number of factors, including, without limitation, the overall direct net economic result to the Fund (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range), the financial strength and stability of the broker, the efficiency with which the transaction will be effected, the ability to effect the transaction at all where a large block is involved and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future. The Sub-Advisor is specifically authorized, to the extent authorized by law (including, without limitation, Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), to pay a broker or dealer who provides research services to the Sub-Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting such transaction, in recognition of such additional research services rendered by the broker or dealer, but only if the Sub-Advisor determines in good faith that the excess commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of the particular transaction or the Sub-Advisor's overall responsibilities with respect to discretionary accounts that it manages, and that the Fund derives or will derive a reasonably significant benefit from such research services. The Sub-Advisor will present a written report to the Board of Trustees of the Trust, at least quarterly, indicating total brokerage expenses, actual or imputed, as well as the services obtained in consideration for such expenses, broken down by broker-dealer and containing such information as the Board of Trustees reasonably shall request.

          d. In the event of any reorganization or other change in the Sub-Advisor, its investment principals, supervisors or members of its investment (or comparable) committee, the Sub-Advisor shall give the Advisor and the Trust's Board of Trustees written notice of such reorganization or change within a reasonable time (but not later than 30 days) after such reorganization or change.

          e. The Sub-Advisor will bear its expenses of providing services to the Fund pursuant to this Agreement except such expenses as are undertaken by the Advisor or the Trust.

          f. The Sub-Advisor will manage the Fund Assets and the investment and reinvestment of such assets so as to comply with the provisions of the 1940 Act and with Subchapter M of the Internal Revenue Code of 1986, as amended.

     3.   COMPENSATION OF THE SUB-ADVISOR.

          a. As compensation for the services to be rendered and duties undertaken hereunder by the Sub-Advisor, the Advisor will pay to the Sub-Advisor a monthly fee equal on an annual basis to ____% of the average daily net assets of the Fund. Such fee shall be computed and accrued daily. If the Sub-Advisor serves in such capacity for less than the whole of any period specified in this Section 3a, the compensation to the Sub-Advisor shall be prorated. For purposes of calculating the Sub-Advisor's fee, the daily value of the Fund's net assets shall be computed by the same method as the Trust uses to compute the net asset value of the Fund for purposes of purchases and redemptions of shares thereof.

          b. The Sub-Advisor reserves the right to waive all or a part of its fees hereunder.

     4. ACTIVITIES OF THE SUB-ADVISOR. It is understood that the Sub-Advisor may perform investment advisory services for various other clients, including other investment companies. The Sub-Advisor will report to the Board of Trustees of the Trust (at regular quarterly meetings and at such other times as such Board of Trustees reasonably shall request) (i) the financial condition and prospects of the Sub-Advisor, (ii) the nature and amount of transactions affecting the Fund that involve the Sub-Advisor and affiliates of the Sub-Advisor, (iii) information regarding any potential conflicts of interest arising by reason of its continuing provision of advisory services to the Fund and to its other accounts, and (iv) such other information as the Board of Trustees shall reasonably request regarding the Fund, the Fund's performance, the services provided by the Sub-Advisor to the Fund as compared to its other accounts and the plans of, and the capability of, the Sub-Advisor with respect to providing future services to the Fund and its other accounts. At least annually, the Sub-Advisor shall report to the Trustees the total number and type of such other accounts and the approximate total asset value thereof (but not the identities of the beneficial owners of such accounts). The Sub-Advisor agrees to submit to the Trust a statement defining its policies with respect to the allocation of business among the Fund and its other clients.

     It is understood that the Sub-Advisor may become interested in the Trust as a shareholder or otherwise.

     The Sub-Advisor has supplied to the Advisor and the Trust copies of its Form ADV with all exhibits and attachments thereto (including the Sub-Advisor's statement of financial condition) and will hereafter supply to the Advisor, promptly upon the preparation thereof, copies of all amendments or restatements of such document.

     5. USE OF NAMES. Neither the Advisor nor the Trust shall use the name of the Sub-Advisor in any prospectus, sales literature or other material relating to the Advisor or the Trust in any manner not approved in advance by the Sub-Advisor; provided, however, that the Sub-Advisor will approve all uses of its name which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and provided further, that in no event shall such approval be unreasonably withheld. The Sub-Advisor shall not use the name of the Advisor or the Trust in any material relating to the Sub-Advisor in any manner not approved in advance by the Advisor or the Trust, as the case may be; provided, however, that the Advisor and the Trust shall each approve all uses of their respective names which merely refer in accurate terms to the appointment of the Sub-Advisor hereunder or which are required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld.

     6. LIMITATION OF LIABILITY OF THE SUB-ADVISOR. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder in the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. As used in this Section 6, the term "Sub-Advisor" shall include the Sub-Advisor and/or any of its affiliates and the directors, officers and employees of the Sub-Advisor and/or any of its affiliates.

     7. LIMITATION OF TRUST'S LIABILITY. The Sub-Advisor acknowledges that it has received notice of and accepts the limitations upon the Trust's liability set forth in its Declaration of Trust. The Sub-Advisor agrees that (i) the Trust's obligations to the Sub-Advisor under this Agreement (or indirectly under the Advisory Agreement) shall be limited in any event to the assets of the Fund and (ii) the Sub-Advisor shall not seek satisfaction of any such obligation from the holders of shares of the Fund nor from any Trustee, officer, employee or agent of the Trust.

     8. FORCE MAJEURE. The Sub-Advisor shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Sub-Advisor shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

     9. RENEWAL, TERMINATION AND AMENDMENT.

          a. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, until __________, 2001; and it shall continue thereafter provided that such continuance is specifically approved by the parties and, in addition, at least annually by (i) the vote of the holders of a majority of the outstanding voting securities (as herein defined) of the Fund or by vote of a majority of the Trust's Board of Trustees and (ii) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of either the Advisor or the Sub-Advisor, cast in person at a meeting called for the purpose of voting on such approval.

          b. This Agreement may be terminated at any time, without payment of any penalty, (i) by the Advisor, by the Trust's Board of Trustees or by a vote of the majority of the outstanding voting securities of the Fund, in any such case upon not less than 60 days' prior written notice to the Sub-Advisor and (ii) by the Sub-Advisor upon not less than 60 days' prior written notice to the Advisor and the Trust. This Agreement shall terminate automatically in the event of its assignment.

          c. This Agreement may be amended at any time by the parties hereto, subject to approval by the Trust's Board of Trustees and, if required by applicable SEC rules and regulations, a vote of the majority of the outstanding voting securities of the Fund affected by such change.

          d. The terms "assignment," "interested persons" and "majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act.

     10. SEVERABILITY. If any provision of this Agreement shall become or shall be found to be invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     11. NOTICE. Any notices under this Agreement shall be in writing addressed and delivered personally (or by telecopy) or mailed postage-paid, to the other party at such address as such other party may designate in accordance with this paragraph for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and that of the Advisor for this purpose shall be 311 Pike Street, Cincinnati, Ohio 45202 and that the address of the Sub-Advisor shall be 420 East 4th Street, Cincinnati, Ohio 45202.

     12. MISCELLANEOUS. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Ohio. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.


                                        TOUCHSTONE ADVISORS, INC.

                                        By: ____________________________
                                        Name: Jill T. McGruder
                                        Title: President

                                        FORT WASHINGTON INVESTMENT
                                        ADVISORS, INC.

                                        By: ____________________________
                                        Name: William F. Ledwin
                                        Title: President

                                    EXHIBIT C

     The advisory fees and sub-advisory fees in the following table are shown as a percentage of average daily net assets of the applicable Touchstone Fund. Each Touchstone Fund pays the applicable advisory fee to Touchstone Advisors. Touchstone Advisors, not the Touchstone Fund, pays the applicable sub-advisory fee to Fort Washington Investment Advisors.

                           NET ASSETS                                           ANNUAL SUB-ADVISORY FEE
TOUCHSTONE SERIES TRUST    AS OF MARCH 1, 2000       ANNUAL ADVISORY FEE        PAID TO FORT WASHINGTON
-------------------------------------------------------------------------------------------------------
Touchstone Emerging                                  0.80% of average           Not applicable
Growth Fund                                          daily net assets

Touchstone                                           0.95% of average           Not applicable
International                                        daily net assets
Equity Fund

Touchstone Income                                    0.65% of average           Not applicable
Opportunity Fund                                     daily net assets

Touchstone Value                                     0.75% of average           0.45% of average
Plus Fund                                            daily net assets           daily net assets

Touchstone Growth &                                  0.80% of average           Not applicable
Income Fund                                          daily net assets
                                                     up to $150 million
                                                     0.75% of average
                                                     daily net assets
                                                     over $150 million

Touchstone Balanced                                  0.80% of average           Not applicable
Fund                                                 daily net assets

Touchstone Bond Fund                                 0.55% of average           0.30% of average
                                                     daily net assets           daily net assets

Touchstone Standby                                   0.25% of average           0.15% of average
Income Fund                                          daily net assets           daily net assets

During the fiscal year ending December 31, 1999, Touchstone Advisors waived all or a portion of its advisory fees for each Fund. There is no assurance that any fee waivers will continue in the future.

TOUCHSTONE VARIABLE        NET ASSETS                                           ANNUAL SUB-ADVISORY FEE
SERIES TRUST               AS OF MARCH 1, 2000       ANNUAL ADVISORY FEE        PAID TO FORT WASHINGTON
-------------------------------------------------------------------------------------------------------
Touchstone Emerging                                  0.80% of average           Not applicable
Growth Fund                                          daily net assets

Touchstone                                           0.95% of average           Not applicable
International                                        daily net assets
Equity Fund

Touchstone Income                                    0.65% of average           Not applicable
Opportunity Fund                                     daily net assets

Touchstone Value                                     0.75% of average           0.45% of average
Plus Fund                                            daily net assets           daily net assets

Touchstone Growth &                                  0.80% of average           Not applicable
Income Fund                                          daily net assets up
                                                     to $150 million
                                                     0.75% of average
                                                     daily net assets
                                                     over $150 million

Touchstone Balanced                                  0.80% of average           Not applicable
Fund                                                 daily net assets

Touchstone Bond Fund                                 0.55% of average           0.30% of average
                                                     daily net assets           daily net assets

Touchstone Standby                                   0.25% of average           0.15% of average
Income Fund                                          daily net assets           daily net assets

Touchstone Enhanced                                  0.65% of average
30 Fund                                              daily net assets

Touchstone Small                                     0.80% of average
Cap Value Fund                                       daily net assets

Touchstone High                                      0.60% of average
Yield Fund                                           daily net assets

During the fiscal year ending December 31, 1999, Touchstone Advisors waived all or a portion of its advisory fees for each Fund. There is no assurance that any fee waivers will continue in the future.

TO VOTE BY TELEPHONE:
1.   Read the Proxy Statement and have your Proxy Card at hand.
2.   Call toll-free 1-888-221-0697
3.   Enter the 14-digit Control Number found on your Proxy Card.
4.   Follow the simple instructions.

            Please fold and detach card at perforation before mailing

                                      PROXY

                           COUNTRYWIDE TAX-FREE TRUST
                         SPECIAL MEETING OF SHAREHOLDERS
                                 APRIL 19, 2000

      The undersigned shareholder of Countrywide Tax-Free Trust (the "Trust") hereby nominates, constitutes and appoints Robert H. Leshner and Maryellen Peretzky, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Trust which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust to be held at the Trust's offices at 312 Walnut Street, Cincinnati, Ohio 45202, on Wednesday, April 19, 2000 at 10:00 a.m. and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as set forth herein:

                                PLEASE MARK, SIGN, DATE AND MAIL PROXY PROMPTLY.

                                DATED: ___________________, 2000


                                Signature(s) (if held jointly)

                                (Please date this proxy and sign your name as it appears at left. Executors, administrators, trustees, etc. should give their full titles. All joint owners should sign.)

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           Please fold and detach card at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST'S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE TRUST A WRITTEN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

     THE BOARD OF TRUSTEES RECOMMENDS A VOTE OF "FOR" ON PROPOSALS 1, 2 AND 3. THE PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES UNLESS A CONTRARY INSTRUCTION IS INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTIONS. ON OTHER MATTERS, IF ANY, PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS, IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES, IF ANY.

PLEASE VOTE BY FILLING IN THE BOXES BELOW.

                                           FOR         AGAINST           ABSTAIN
                                           [ ]           [ ]               [ ]
1.   APPROVAL OF NEW INVESTMENT ADVISORY
     AGREEMENT WITH TOUCHSTONE ADVISORS,
     INC.

                                           FOR         AGAINST           ABSTAIN
                                           [ ]           [ ]               [ ]
2.   APPROVAL   OF   NEW    SUB-ADVISORY
     AGREEMENT   WITH  FORT   WASHINGTON
     INVESTMENT ADVISORS, INC.

                                           FOR         AGAINST           ABSTAIN
                                           [ ]           [ ]               [ ]
3.   APPROVAL OF  APPOINTMENT OF ERNST &
     YOUNG  LLP  AS  INDEPENDENT  PUBLIC
     ACCOUNTANTS  FOR  THE  FISCAL  YEAR
     ENDING JUNE 30, 2000.

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.